SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                    (X)
Filed by a Party other than the Registrant   (   )

Check the appropriate box:

(X)	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BECOMING ART INC.
(Name of Registrant as Specified in its Charter)

______________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(  ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BECOMING ART INC.

____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________________________________________

       July 19, 2005
Dear Shareholder:

The annual meeting of the shareholders of Becoming Art Inc. (“Becoming Art Inc.” or the "Company") will be held at One Technology Drive, Building H, Irvine, California 92618, on July 29, 2005, at 10:00 a.m. Pacific Standard Time, for the following purposes:

1.	To elect directors;

2.	To approve an amendment to the company’s Articles of Incorporation to change the company’s name from “Becoming Art Inc.” to “Oxford Media, Inc.”;

3.	To approve the 2005 Stock Option Plan;

4.	To approve an amendment to the company’s Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock;

5.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock that the company is authorized to issue from 75,000,000 to 100,000,000; and

6.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on June 28, 2005 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/  Thomas Hemingway
Thomas Hemingway
President and CEO

July 19, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE BECOMING ART INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

BECOMING ART INC.
One Technology Drive, Building H, Irvine California 92618
________________________________________________________________________

      July 19, 2005

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD July 29, 2005

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BECOMING ART INC. OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Becoming Art Inc. to be voted at the annual meeting of shareholders of Becoming Art Inc. (the “annual meeting”), which will be held at 10:00 a.m. Pacific Time on July 29, 2005, at One Technology Drive, Building H, Irvine, California 92618. The purpose of the annual meeting is (1) to consider and vote upon the election of its board of directors; (2) to change the company’s name from “Becoming Art Inc.” to “Oxford Media, Inc.”; (3) to approve the 2005 Stock Option Plan; (4) to approve an amendment to the company’s Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock; (5) to approve an amendment to the Articles of Incorporation to increase the number of shares of common stock that the company is authorized to issue from 75,000,000 to 100,000,000; and (6) to conduct such other business as may properly come before the meeting. This proxy statement and the enclosed form of proxy are first being mailed to Becoming Art Inc. shareholders on or about July 19, 2005.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Becoming Art Inc. has fixed the close of business on June 28, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 9,884,550 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Becoming Art Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Becoming Art Inc. will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Becoming Art Inc. will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Becoming Art Inc. has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Becoming Art Inc. will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Becoming Art Inc.'s proxies and related materials may be directed in writing to the Chief Executive Officer, Thomas Hemingway, at One Technology Drive, Building H, Irvine, California 92618.

VOTE REQUIRED AND VOTING

In order to obtain shareholder approval, the presence, in person or by proxy duly authorized, of two shareholders of the Company shall constitute a quorum for the transaction of business at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the one candidate receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

You can vote by either attending the annual meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted in favor of the nominee for the board of directors and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the annual meeting (of which Becoming Art Inc. is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Becoming Art Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Directors are to be elected at the annual meeting, to hold office for one year or until the next annual meeting of shareholders, and until any successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if he is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

NOMINEES

Name	Age	Position with the Company
Thomas Hemingway	48	President, Chief Executive Officer, and Director
T. Richard Hutt	65	Secretary and Director

Set forth below is a brief description of the background and business experience of Thomas Hemingway and T. Richard Hutt over the past five years.

Thomas Hemingway - Director, Chairman, and CEO. Mr. Hemingway became the Chief Executive Officer and Chairman of Oxford Corp on October 1, 1999. On August 5, 1998, Mr. Hemingway became the Chief Executive Officer and Chairman of the Mergence Corporation pursuant to the Agreement and Plan of Share Exchange among the Oxford Corp, Intermark Corporation, a California corporation (“Intermark”), and Intermark’s security holders upon the consummation of that transaction. A co- founder of Intermark, from October 1995 to the present Mr. Hemingway served as Chief Executive Officer and in other senior management positions at Intermark, a software publishing, sales and marketing company.

T. Richard Hutt - Director, Secretary. Mr. Hutt was elected to the Board of Directors of Oxford Corp on October 1, 1999. In August 1998, Mr. Hutt became a Vice President and the Secretary of Mergence Corporation pursuant to the Agreement and Plan of Share Exchange among the Company, Intermark, and Intermark’s security holders. A co-founder of Intermark, from October 1995 to the present Mr. Hutt has served as Vice President of Sales and Secretary of Intermark.

TERM OF OFFICE

Our Directors are elected for one-year terms, to hold office until the next annual general meeting of the shareholders, or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

CHANGE OF CONTROL

Oxford Merger

On June 29, 2005, the Company, OXFORD MEDIA ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of the Company (“Oxford Merger Sub”), and OXFORD MEDIA CORP., a Delaware corporation (“Oxford Corp”), entered into a definitive Agreement and Plan of Merger (“Oxford Merger Agreement”) whereby the parties agreed that Oxford Merger Sub would merge into and with Oxford Corp and

Oxford Corp would become a wholly owned subsidiary of the Company. As part of the Oxford Merger Agreement, all 5,878,336 shares of Oxford Corp common stock issued and outstanding were cancelled and automatically converted into shares of Common Stock of the Company on a one for one basis. In a transaction related to the plan of merger, Mr. Mike Hanson and Clark McFadden agreed to forfeit and deliver their 4,000,000 and 3,000,000 shares, respectively, to the Company’s treasury, for the total sum and consideration of $100,000. This transaction is currently held in escrow and is not complete, pending satisfaction of certain contingencies. As a result of both transaction when complete, shareholders of Oxford Corp will own a controlling interest of the Company’s issued and outstanding Common Stock.

The Oxford Merger Agreement further provides that the Company’s officers and directors are to resign and that certain individuals designated in the Oxford Agreement will assume designated positions with the Company. The Agreement contained several conditions, including a successful due diligence investigation and approval by the appropriate controlling bodies of both companies. On June 29, 2005, these conditions were satisfied and the Company, Oxford Merger Sub, and Oxford Corp closed the transactions contemplated by the Agreement.

Upon the close of the Oxford Merger Agreement, the Company issued 5,878,336 shares of Common Stock (approximately 37.3% of the total outstanding shares of the Company’s Common Stock) to the shareholders of Oxford Corp as contemplated by the Oxford Merger Agreement. As a result, Oxford Corp became a wholly-owned subsidiary of the Company.

The consideration for the Common Stock was the common stock of Oxford Corp the Company acquired in exchange. The exchange for the shares of Common Stock consummated on June 29, 2005 with the planned cancellation and return of the 7 million shares held by Mr. Hanson and Mr. McFadden, Oxford Corp may be considered to "control" the Company going forward.

CBC Merger

In a related transaction, effective July 6, 2005, CBC Acquisition Corp. (“CBC Merger Sub”), a California corporation and a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “CBC Merger Agreement”) with Creative Business Concepts, Inc., a California corporation (“CBC”) in which, among other things:

(a) CBC will acquire and assume all of the assets, business, obligations, and liabilities of CBC Merger Sub, as provided for and qualified herein;

(b) each issued and outstanding share of common stock of CBC will be converted into shares of common stock of the Company in accordance with the provisions of the CBC Merger Agreement;

(c) each issued and outstanding share of common stock of CBC Merger Sub will be converted into shares of common stock of CBC in accordance with the provisions of the CBC Merger Agreement;

(d) CBC Merger Sub will disappear and cease to be an active corporation; and

(e) CBC will become a direct, wholly-owned subsidiary of the Company.

INFORMATION REGARDING THE BOARD

Becoming Art Inc. does not currently have an audit committee, compensation committee, nominating committee, executive committee, Stock Plan Committee, or any other committees. There has been no need to delegate functions to committees with audit, nominating, or compensation functions since the Company was not engaged in any business activity to justify the effort and expense of creating and maintaining these committees until the recent consummation of this merger.

The following is a recitation of those that have served on the Board of Directors since our inception in October 13, 2003.

We were incorporated on October 13, 2003 under the laws of the state of Nevada. On that date, Michael Hanson and Clark McFadden were appointed as our directors. As well, Mr. Hanson was appointed as our president, chief executive officer and treasurer, while Mr. McFadden was appointed as our secretary.

Mr. Mike Hanson and Mr. Clark McFadden have resigned as the Company’s sole officers. Thomas Hemingway, David Noyes, and T. Richard Hutt have been appointed as the Company’s new officers, assuming the positions of Chief Executive Officer, Chief Financial Officer, and Secretary, respectively, as of and on June 29, 2005. Mr. Mike Hanson and Mr. Clark McFadden have also resigned as the Company’s sole directors pending effectiveness of the Information Statement contained in the Company’s Schedule 14F-1 (filed with the Securities and Exchange Commission on July 8, 2005), and.Messrs. Hemingway and Hutt have been appointed to the board of directors. The changes to the Company’s board of directors are to be effective ten days after the delivery of the Information Statement, described above, to the Company’s shareholders, estimated to be on or about July 25, 2005.

BOARD MEETINGS

Because there were only two directors during the last fiscal year, namely, Mr. Mike Hanson and Mr. Clark McFadden, and the fact that the Company was just starting operations, the Company did not hold any formal meetings for the fiscal year ended November 30, 2004. Business necessitating a meeting has been conducted without taking a meeting upon written consent of the board of directors.

DIRECTOR PARTICIPATION IN NOMINATIONS

Prior to resigning as director for the Company, Mr. Mike Hanson appointed the new board to succeed him until an annual meeting of the shareholders could be held to elect directors.

Since there is no independent nominating committee, for reasons described in the previous sections, Messrs. Hemingway and Hutt will be offering themselves as nominees for directors to be determined at the next annual meeting.

OFFICER/DIRECTOR COMPENSATION

The table below summarizes the compensation earned for services rendered for the fiscal year ended November 30, 2003 and November 30, 2004. There has been no compensation earned for services rendered by our named Officers and Directors.

Name	Title	Year	Salary	Bonus	Other Compensation	Annual Awarded	Restricted Stock Options / SARs (#)	LTIP Payouts	All Other Compensation
Mike Hanson	President, CEO, and Director	2003 2004	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0
Clark McFadden	Secretary and Director	2003 2004	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0

STOCK OPTION GRANTS

We did not grant any stock option to the executive officers during our most recent fiscal year ended November 30, 2004. We have also not granted any stock option to the executive officers since November 30, 2004. The board of directors recently enacted a 2005 Stock Option Plan that is subject to approval by our shareholders at this July 29, 2005 meeting.

SIGNIFICANT EMPLOYEES

The Company does not have any significant employees other than its President and Chief Executive Officer Thomas Hemingway, and Chief Financial Officer David Noyes, whose brief background immediately follows.

David Noyes - Chief Financial Officer. Mr. Noyes became the Chief Financial Officer of Oxford Corp in August 2004. Mr. Noyes is also currently Managing Director of Monarch Capital Resources, LLC, a business-consulting firm. In addition he was Chief Financial Officer of Interchange Corporation from January 2001 through January 2003 and Mergence Corporation from September 1999 through November 2000. He also was a Chief Executive Officer and Chief Financial Officer and Director of American Furnishings Corp. and California Mattress, President, Chief Financial Officer and

Director of California Software Products, Inc. and Director and Chief Financial Officer of Griswold Industries. He is a Certified Public Accountant with a MBA and a BS from UCLA.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, none of the Company’s directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of its outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect the Company.

The Company’s current and proposed directors and management are involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company’s business and their other business interests. In the event that a conflict of interest arises at a meeting of our directors, a director who has such a conflict is required to disclose his interest in the proposed transaction and abstain from voting for or against the approval of such transaction.

FAMILY RELATIONSHIPS

There are no family relationships among our directors or officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Mike Hansen President, Chief Executive Officer, Treasurer, Principal Accounting Officer and Director 867 West 8th Avenue Vancouver, B.C. Canada	0	0	1
Clark McFadden Secretary and Director 867 West 8th Avenue Vancouver, B.C. Canada	0	0	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of June 28, 2005 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
Common Stock	Michael Hanson President, Chief Executive Officer, Treasurer, Principal Accounting Officer and Director	4,000,000	40.47%
Common Stock	Clark McFadden Secretary and Director	3,000,000	30.35%
	Officers and Directors
Common Stock	All Officers and Directors as a Group (0 persons)	7,000,000	70.82%

(1)  Based on 9,884,550 shares of common stock issued and outstanding as of June 28, 2005. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

The following table sets forth information regarding the beneficial ownership of our shares of common stock on June 29, 2005 by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our current and proposed directors; (iii) each of our executive officers; and (iv) all current and proposed directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
Common Stock	Thomas Hemingway CEO and Director	1,000,000	6.34%
Common Stock	T. Richard Hutt Secretary and Director	500,000	3.17%
Common Stock	David Noyes CFO	500,000	3.17%
	Officers and Directors
Common Stock	All Officers and Directors as a Group, see above	9,000,000(2)	57.10%
(1) Based on 15,762,886 shares of common stock issued and outstanding as of June 29, 2005 following the Oxford Merger. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) This includes 7 million shares held by prior officers and directors which are still outstanding.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY BECOMING ART INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2: NAME CHANGE

The Board of Directors is proposing an amendment to our Articles of Incorporation, as amended (the “Articles of Incorporation”), to change our corporate name from “Becoming Art Inc.” to “Oxford Media, Inc.” This Proposal is made in light of a recent merger between Becoming Art Inc., Oxford Media Acquisition Corp., and Oxford Media Corp (the “Oxford Merger Agreement”). The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

The Board of Directors believes that it will be in the Company’s best interest to use Oxford Media Inc. as the Company’s new name. The merged shareholders have requested the name change based on their belief that the name change is necessary to align our name to the nature of our business and operations following the Merger

Transaction. If approved, we will amend our Articles of Incorporation by filing Articles of Amendment of the Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Nevada. The Articles of Amendment will be effective on the effective date of its filing with the Secretary of State.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY BECOMING ART INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3: STOCK OPTION PLAN

On June 28, 2005, the board of directors approved the 2005 Stock Option Plan. The purpose of this Plan is to strengthen the Company by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of Becoming Art Inc. stock, and to attract individuals of outstanding ability to render services to and enter the employment of Becoming Art Inc. The stock available for granting options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the company, including shares previously issued under the Plan or other stock option plans created by the Company. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on June 28, 2015. The full text of the 2005 Stock Option Plan is attached hereto as Appendix B.

The board has not as yet issued any options under the plan.

In summary, this plan provides as follows:

TYPES OF STOCK OPTIONS

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

ADMINISTRATION OF THE PLAN

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

GRANT OF OPTIONS

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

STOCK SUBJECT TO PLAN

The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. Subject to adjustment as provided herein, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan is 15% of the issued and outstanding common stock of the Company, including shares previously issued under the Plan or other stock option plans created by the Company.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed five percent (5%) of the issued and outstanding common shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

TERMS AND CONDITIONS OF OPTION

Specific requirements for the terms and conditions of all Option Agreements entered into are detailed in the Plan.

TERMINATION OR AMENDMENT OF THE PLAN

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (with limited exception) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

INDEMNIFICATION

The Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company).

EFFECTIVE DATE AND TERM OF PLAN

This Plan became effective (the "Effective Date") on June 28, 2005, the date of adoption by the board of directors. Unless sooner terminated by the Board in its sole discretion, this plan will expire on June 28, 2015.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE RATIFYING THE 2005 STOCK OPTION PLAN. PROXIES SOLICITED BY BECOMING ART INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 4: PREFERRED STOCK

On June 28, 2005, the Board of Directors adopted a resolution to amend and to recommend that the shareholders approve an amendment to the Fourth Article of our Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock.

These preferred shares will have a par value of $0.001 per share. Our Board of Directors believes that the proposed authorization of preferred stock is desirable to enhance our flexibility in raising capital in connection with one or more of the following:

à	private or public offerings of convertible securities to finance company operations or projects that we are pursuing or will pursue in the future;

à	acquisitions;

à	strategic investments; and

The preferred stock created in this proposed amendment, if approved, would be so-called “blank check” preferred stock, which means that the voting powers, designations, preferences, and the cumulative, relative, participating, optional or other special rights, qualifications, limitations or restrictions, including voting rights, dividend rights (including cumulative dividends), dividend or interest rates, terms of conversion, conversion prices, terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences and maturity dates, if any, may be determined in the future by our board of directors, without any further approval or action by our shareholders.

The Company does not have any current intention to issue shares of preferred stock or warrants, options or other rights to purchase shares of our preferred stock, but may do so if the proposed amendment to our Articles of Incorporation to authorize the issuance of preferred stock is approved by our shareholders.

If the Company raises additional funds through the issuance of additional equity securities, our shareholders may experience dilution, which could be significant. The proposed amendment would not allow preemptive rights and thus shareholders would have no rights to purchase any equity securities the Company may decide to issue, including any shares of preferred stock that may be issued by our board of directors if the proposed amendment to our Articles of Incorporation is approved.

The board of directors believes that the authorization of preferred stock will enable the Company to act quickly to raise additional equity financing if the opportunity arises. If the proposed amendment to the Company’s Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock is adopted, the authorized shares of preferred stock may be issued upon the approval of the board at such times, in such amounts, and upon such terms as the board may determine, without further approval of the shareholders, unless shareholder approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which the Company’s stock may then be listed.

The board of directors believes that it is in the best interest of the Company and its shareholders to authorize the issuance of 1,000,000 shares of preferred stock. If this proposed amendment is adopted, it will become effective upon the filing of the amendment with the State of Nevada, which the Company intends to effect promptly after completion of the annual meeting. The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECT OF PROPOSED AMENDMENT

It is not possible to determine the actual effect of the authorization and issuance of the preferred stock on the rights of the shareholders of the Company until our board determines the rights of the holders of a series of preferred stock. Such effects might include:

à	restrictions on the payment of dividends to holders of common stock;

à	dilution of voting power to the extent that holders of preferred stock are given voting rights;

à	dilution of equity interest and voting power if the preferred stock is convertible into common stock;

à
restrictions upon any distribution of assets to the holders of common stock upon liquidation or dissolution, and restrictions upon the amounts of merger consideration payable to the holders of common stock upon a merger or acquisition of the Company, until the satisfaction of any liquidation preference granted to the holders of preferred stock;

à	redemption rights for holders of preferred stock that may restrict the availability of revenue for other corporate uses, including the payment of dividends; and

à	special voting rights for holders of preferred stock in connection with major corporate actions such as mergers, acquisitions or other transactions.

POTENTIAL ANTI-TAKEOVER EFFECTS

Any particular issuance or series of preferred stock could, depending on the terms, make it more difficult or discourage any attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Issuance of preferred stock could have the effect of diluting the stock ownership of persons seeking control of our company, and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. The board of directors also could, although it has no present intention of so doing, authorize the issuance of preferred stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amend our Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue shares of preferred stock could enable the board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

The Company is subject to various Nevada statutes that could discourage potential takeover attempts. The Nevada Combinations with Interested Stockholders provisions prohibit the Company from engaging in specified business combinations with “interested stockholders,” including beneficial owners of 10% or more of the voting power of our outstanding shares. After a stockholder acquires 10% or more of the voting power of our outstanding shares, combinations may be permissible only if specified conditions are satisfied. Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation. Additionally, Nevada law permits directors and officers in exercising their respective powers with a view to the interests of the corporation, to consider: the interests of the corporation’s employees, suppliers, creditors and customers; the economy of the state and the nation; the interests of community and society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Accordingly, these statutory provisions could discourage potential takeover attempts and could reduce the price that investors might be willing to pay for shares of our common stock in the future.

The affirmative vote of a majority of the outstanding shares of our common stock is necessary for the approval of the amendment to the Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY BECOMING ART INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 5: INCREASE IN COMMON STOCK

On June 28, 2005, the board of directors adopted a resolution to amend and to recommend that the shareholders approve an amendment to Article IV of our Articles of Incorporation to increase the total number of shares of common stock that we are authorized to issue from 75,000,000 to 100,000,000 par value of $.001 per share. As of June 28, 2005, there were 9,884,550 shares of common stock issued and outstanding. In addition, approximately 15% of the authorized shares have been reserved for future issuance under the 2005 stock option plan. As of June 29, 2005, there were 15,762,886 shares of common stock issued and outstanding, 7,000,000 of which are held by prior officers and directors of the Company. Our current 15,762,886 shares of common stock issued and outstanding constitute 21% of our current authorized shares of common stock.

The board of directors has determined that it is desirable for the Company to increase the number of shares of common stock that the board is authorized to issue in order to meet needs that may arise from time to time in the future. At the present time, we have no specific plans, arrangements or understandings for the issuance of additional shares of our common stock. Our shareholders do not currently have preemptive rights and thus will have no rights to purchase any of the additional shares of common stock that may be issued in the future by the board.

If this proposed amendment is adopted, it will become effective upon the filing of the amendment with the State of Nevada, which the Company intends to effect promptly after completion of the Annual Meeting. The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

POTENTIAL ANTI-TAKEOVER EFFECTS

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, any takeover of the Company. Issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of the Company, and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. The board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

The Company is subject to various Nevada statutes that could discourage potential takeover attempts. The Nevada Combinations with Interested Stockholders provisions prohibit us from engaging in specified business combinations with “interested stockholders,” including beneficial owners of 10% or more of the voting power of our outstanding shares. After a stockholder acquires 10% or more of the voting power of our outstanding shares, combinations may be permissible only if specified conditions are satisfied. Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation. Additionally, Nevada law permits directors and officers in exercising their respective powers with a view to the interests of the corporation, to consider: the interests of the corporation’s employees, suppliers, creditors and customers; the economy of the state and the nation; the interests of community and society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Accordingly, these statutory provisions could discourage potential takeover attempts and could reduce the price that investors might be willing to pay for shares of our common stock in the future.

VOTE REQUIRED

The affirmative vote of a majority of the outstanding shares of our common stock is necessary for the approval of the amendment to the Articles of Incorporation to increase the total number of shares of common stock that we are authorized to issue from 75,000,000 to 100,000,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY BECOMING ART, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

WHERE YOU CAN FIND MORE INFORMATION

Becoming Art Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Becoming Art Inc. files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of Becoming Art Inc.

/s/ Thomas Hemingway
      Thomas Hemingway
      Chief Executive Officer, Chief Financial Officer, and Director

Becoming Art Inc.

Annual Meeting of Shareholders
July 29, 2005
PROXY
The undersigned appoints Thomas Hemingway of Becoming Art Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Becoming Art Inc., to be held One Technology Drive, Building H, Irvine, California 92618, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]                      Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. For the election of the following nominee as directors of the Company, to serve until the next annual meeting or until their successors are elected and qualified: Thomas Hemingway.

FOR Nominee           NOT FOR Nominee
[_]                                   [_]

2. To approve an amendment to the company’s Articles of Incorporation to change the company’s name from “Becoming Art Inc.” to “Oxford Media, Inc.”;

FOR Name Change                  NOT FOR Name Change
[_]                                                     [_]

3. To approve the 2005 Stock Option Plan

FOR Stock Option Plan           NOT FOR Stock Option Plan
[_]                                                    [_]

4. To approve an amendment to the company’s Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock

FOR Preferred Stock             NOT FOR Preferred Stock
[_]                                                         [_]

5. To approve an amendment to the company’s Articles of Incorporation to authorize the increase of authorized shares of common stock from 75,000,000 to 100,000,000

FOR Increase in Common Stock                           NOT FOR Increase in Common Stock
[_]                                                                                          [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                                                                                                     Dated: ________________, 2005

__________________________________                                           ________________________________________

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

APPENDIX "A"

CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390
Dean Heller
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708

Important: Read attached instructions before completing form.      ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

          1. Name of corporation:  Becoming Art Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

First: The name of the Corporation is Oxford Media, Inc.

Additional Amendments are on the pages attached hereto.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: At least a majority.*

4. Effective date of filing (optional): ________________________________________________
                                                               (must not be later than 90 days after the certification is filed)

5. Officer Signature (required): ________________________________

* if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.                                                                         Nevada Secretary of State AM 78.385 Amend 2003
                                                                                                                                                                                                                         Revised on: 11/03/03

ATTACHMENT TO
CERTIFICATE OF AMENDMENT
Becoming Art Inc.
(Pursuant to NRS 78.385 and 78.390)

Fourth. A. Authorized Stock. The total number of shares of stock the Corporation shall have authority to issue is (i) 100,000,000 shares of common stock, $0.001 par value per share (“Common Stock”); and, (ii) 1,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

B. Common Stock. The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions in respect of the Common Stock of this Corporation.

1. General. The voting, dividend, and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting. Except as otherwise provided by law, in this Certificate or by the resolution or by resolutions of the Board of Directors providing for the issue of any series of the Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of Directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share held. There shall be no cumulative voting.

3. Dividends.  Subject to all of the rights of the Pre-ferred Stock or any series thereof, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefore, divi-dends payable in cash, stock or otherwise.

4. Liquidation.  Except as otherwise provided herein or by the resolution or resolutions of the Board of Directors providing for the issue of any series of the Preferred Stock, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock.

C. Preferred Stock. This Certificate hereby vests the Board of Directors of the Corporation with the authority to also have this Corporation issue Preferred Stock from time-to-time in one or more series and in such amounts as may be determined by the Board of Directors, but in no event in excess of the number of shares authorized in this Certificate. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock.

D. No Preemptive Rights. Unless otherwise determined by the Board of Directors, holders of the Stock of the Corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the Corporation authorized, issued or sold, or to be authorized, issued or sold, and convertible into shares of the Corporation, nor to any right of subscription thereto.

APPENDIX "B"

2005 STOCK OPTION PLAN
OF
BECOMING ART, INC.
A Nevada Corporation

1. Purpose of the Plan

The purpose of this Plan is to strengthen Becoming Art Inc. by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2. Types of Stock Options

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code (“Qualified Stock Options”), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code (“Non-Qualified Stock Options”).

3. Definitions

The following definitions are applicable to the Plan:

(a)	Board. The Board of Directors of the Company.

(b)	Code. The Internal Revenue Code of 1986, as amended from time to time.

(c)	Common Stock. The shares of Common Stock of the Company.

(d)	Company. Becoming Art, Inc., a Nevada corporation.

(e)	Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

(f)
Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

(g)
Fair Market Value. For purposes of the Plan, the “fair market value" per share of Common Stock of the Company at any date shall be: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

(h)	Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(i)	Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

(j)	Optionee. The recipient of a Stock Option.

(k)	Plan Administrator. The board or a committee designated by the Board pursuant to Section 4 to administer and interpret the terms of the Plan.

(l)	Stock Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4. Administration of the Plan

This Plan shall be administered by a “Compensation Committee” or “Plan Administrator” composed of members selected by, and serving at the pleasure of, the Board of Directors. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

All of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule l6b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. -From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator during such periods of time as all members of the Board are “outside directors” as defined in Prop. Treas. Regs. §1.162-27(e)(3), except that this requirement shall not apply during any period of time prior to the date the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

5. Grant of Options

The Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years frorn the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

6. Stock Subject to Plan

The stock available for grant of Options under this Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate sales price, or amount of securities sold, during any 12 month period may not exceed the greater of: (1) $1 million, (2)  15% of the total assets of the Company, or (3) 15% of the issued and outstanding common stock of the company, including shares previously issued under this Plan or other stock option plans created by the Company, whichever is greater. The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed 5% of the issued and outstanding shares. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7. Terms and Conditions of Options

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

(b)	Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

(c)
Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cash1ess exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee my pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment rnethods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or mange for the extension and maintenance of credit to any Optionee to finance the Optionee’s purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d)
Terms of Option. No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non--Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.
(e)
Exercise of an Option. No Option shall be exercisable during the lifetime of the Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise; provided however, the Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one--third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

(f)	No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

(g)
Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non--Qualified Stock Options. The determination of which Stock Options shall be treated as Non--Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

(h)
Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

(i)	Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.
(j)
Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (m) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

(k)	No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

(l)
Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (d) above.

(m)
Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall he rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

(n)
Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing. no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

(o)	Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8. Termination or Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding shares of Common Stock, there shall be (except by operation of the provisions of paragraph (m) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9. Indemnification

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company). In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.	Effective Date and Term of the Plan

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors as evidenced by the date and signature below. Options granted under the Plan prior to shareholder approval are subject to cancellation by the Plan Administrator if shareholder approval is not obtained within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on June 28, 2015.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed this 28th day of June, 2005.

BECOMING ART, INC.

/s/  Mike Hanson
By:   Mike Hanson
Its:   President and CEO